Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
October, 1999

Scheduled Maturity                                      12/15/99


Coupon                                                   5.5850%


Excess Protection Level
   3 Month Average  11.97%
     October, 1999  14.17%
     September, 1999  11.12%
     August, 1999  10.64%



Cash Yield                                              29.27%


Investor Charge Offs                                     7.34%


Base Rate                                                7.77%


Over 30 Day Delinquency                                  5.78%


Seller's Interest                                       88.36%


Total Payment Rate                                      11.56%


Total Principal Balance                                $1,288,773,599.88


Investor Participation Amount                          $150,000,000.00


Seller Participation Amount                            $1,138,773,599.8